UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2010

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 626-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 2.02 of this Form 8-K.

On January 12, 2010, Rainmaker Systems, Inc. (the “Company”) issued a press release in advance of its presentation at the Needham Growth Conference scheduled for January 13, 2009, providing a business update and updated revenue expectations for the three months ended December 31, 2009. The press release provides a business update for the fourth fiscal quarter of 2009 and for the 2010 fiscal year and announces the signing of a new client agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure.

The information set forth in Item 2.02 of this Form 8-K is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 12, 2010, issued by Rainmaker Systems, Inc., reporting a business update for the three months ended December 31, 2009.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

January 12, 2010		/S/ STEVE VALENZUELA
Date		(Signature)

	By:	Steve Valenzuela
	Title:	Chief Financial Officer